SUPPLEMENT DATED FEBRUARY 28, 2019

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS FOR

EMERGING MARKETS DEBT PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Pacific Select Fund Summary Prospectus for Emerging Markets Debt Portfolio dated May 1, 2018 (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the last sentence of the third paragraph is deleted.

In addition, in the Principal Risks subsection, Frontier Markets Risk is deleted.